SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 1, 2016
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2016, the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) elected Erin Nealy Cox as a director to serve until the 2017 annual meeting of the Company’s stockholders or until her earlier resignation or removal.  The Board has also appointed Ms. Cox as a member of the Board’s Audit Committee.  The Board has determined that Ms. Cox is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines.

Ms. Cox, age 46, served as an Executive Managing Director at Stroz Friedberg, LLC from 2010 until May 2016, where she led the Incident Response Unit.  In this role, Ms. Cox led a global team of first responders, threat intelligence analysts and malware specialists, assisting corporate clients affected by cyber-attacks, state-sponsored espionage and data breach cases to solve complex and high profile cyber-breaches.  Prior to her appointment as the head of the Incident Response Unit, from 2010 to 2012, Ms. Cox led Stroz Friedberg’s Central Division, where she was responsible for oversight of the digital forensic laboratories, examiners and staff throughout the entire region.  Stroz Friedberg has provided various cyber-security services to the Company.  Prior to her career at Stroz Friedberg, Ms. Cox worked for the Department of Justice as an Assistant United States Attorney for the Northern District of Texas, and from 2004 to 2005, she served as Chief of Staff to the Assistant Attorney General in the Office of Legal Policy in Washington, D.C.  Ms. Cox graduated with a BBA in Finance from University of Texas at Austin and a JD from SMU School of Law.

Ms. Cox will receive compensation for her service as a director in accordance with the Company’s Second Amended and Restated Independent Director Compensation Policy described in the Company’s most recent Form 10-Q, filed with the Securities and Exchange Commission on May 5, 2016.

The press release announcing the appointment of Ms. Cox to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit 99.1	Press release announcing the appointment of Erin Nealy Cox to the Board of Directors issued by Sally Beauty Holdings, Inc. on August 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

August 4, 2016	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release announcing the appointment of Erin Nealy Cox to the Board of Directors issued by Sally Beauty Holdings, Inc. on August 4, 2016